Consolidated statements of comprehensive loss - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Consolidated statements of comprehensive loss
Revenues	€ 28,360	€ 21,391	€ 23,735
Other income - net	626	290	1,515
Research and development expenses	(49,989)	(43,791)	(35,148)
General and administrative expenses	(13,715)	(10,266)	(9,638)
Operating loss	(34,718)	(32,376)	(19,536)
Finance income/ (costs) - net	(6,647)	15	60
Loss before tax	(41,365)	(32,361)	(19,476)
Income taxes	(1)	(4)	(1)
Loss for the period	(41,366)	(32,365)	(19,477)
Other comprehensive income / (loss) Items that will not be reclassified to profit or loss
Equity investments at fair value OCI - net change in fair value	(242)	(632)	(4,731)
Other comprehensive income / (loss)	(242)	(632)	(4,731)
Total comprehensive loss	€ (41,608)	€ (32,997)	€ (24,208)
Loss per share in per share (undiluted = diluted)	€ (0.50)	€ (0.50)	€ (0.32)
Weighted number of common shares outstanding	83,471,559	64,242,396	60,514,407